UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	February 14, 2011

Incoming, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-152012	42-1768468
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 Fifth Avenue, V235 New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)
(917) 210-1074
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________ Copies to: Peter J. Bilfield, Esq. Shipman & Goodwin LLP 300 Atlantic Street Stamford, Connecticut 06901 (203) 324-8100 ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year

On February 14, 2011, the board of directors of Incoming, Inc. (the “Company”) approved the change of date of the Company’s fiscal year end from November 30th to December 31st.  A report covering the transition period commencing December 1st and ending on December 31, 2010 will be filed on the Company’s periodic report on Form 10-Q for the quarter ended March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INCOMING, INC.

February 16, 2011	By:	/s/ Victor AbiJaoudi II
	Name:	Victor AbiJaoudi II
	Title:	President and Chief Operating Officer